EXHIBIT 13.2

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ray Han, Chief Financial Officer of SYSWIN Inc. (the “Company”), hereby certify that, to the best of my knowledge:

(1)          The Company’s annual report on Form 20-F for the year ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2012

/s/ Ray Han
Ray Han
Chief Financial Officer